SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Research and Development Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule Of Financial Expenses Net [Abstract]
Subcontractors and consultants	$ 1,654	$ 217	$ 21
Payroll and related expenses	719	90	59
Share-based compensation expense	99	18	14
Clinical trials expenses	357	0	0
Other expenses	31	29	42
Total Research and development expenses	$ 2,860	$ 354	$ 136